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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -------------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) February 7, 2001
                                                        ----------------


                                 TENNANT COMPANY
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             (Exact name of registrant as specified in its charter)


         Minnesota                     0-4804                   41-0572550
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(State or other jurisdiction  (Commission File Number)     ( IRS Employer
     of incorporation)                                     Identification No.)


        701 NORTH LILAC DRIVE, P.O. BOX 1452
               MINNEAPOLIS, MINNESOTA                             55440
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      (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code  (763) 540-1200
                                                   ---------------


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Item 5.    OTHER EVENTS.

                  On February 7, 2001, Tennant Company issued the press release that is attached hereto as Exhibit 99 and incorporated herein by reference.



Item 7.    FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS

         99       Press Release dated February 7, 2001


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                 TENNANT COMPANY


Date:  February 7, 2001          /s/ James J. Seifert
                                 -----------------------------------------------
                                     James J. Seifert
                                     Vice President, General Counsel and
                                     Secretary


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                                  EXHIBIT INDEX

                                                                    Method
   Exhibit                      Description                        of Filing
   -------                      -----------                        ---------
                                                                  Filed
    99             Press Release dated February 7, 2001...........Electronically